                                                                    Exhibit 10.2



                  FIRST AMENDMENT dated as of February 28, 2001 (this "Amendment"), to the Purchase Agreement dated as of October 30, 2000 (the "Purchase Agreement"), among COLONY RIH ACQUISITIONS, INC., a Delaware corporation, SUN INTERNATIONAL NORTH AMERICA, INC., a Delaware corporation, and GGRI, INC., a Delaware corporation. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Purchase Agreement.



                  A. Pursuant to the Purchase Agreement, Buyer has agreed to purchase (i) all of the outstanding shares of capital stock of RIH from Seller and (ii) the Warehouse Assets and all of the outstanding shares of capital stock of New Pier from Parent.

                  B. Buyer, Parent and Seller seek to amend the Purchase Agreement as set forth herein.



                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  Section 1. Amendments to the Purchase Agreement.

                  (a) The following definition is hereby added to Section 1.1 of the Purchase Agreement in appropriate alphabetical position:

                  "Note": has the meaning set forth in Section 3.2.

                  (b) Section 3.2 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                                    Section 3.2 Purchase Price. On the terms and
         subject to the conditions set forth in this Agreement, Buyer shall pay to Seller and Parent at the Closing an aggregate purchase price of $140,000,000 plus interest thereon at 6% per annum from and including September 30, 2000 to but excluding the Closing Date (the "Purchase Price"). The Purchase Price shall be payable at Closing (i) by delivery of a promissory note of the Buyer payable to Parent in the initial principal amount of $17,500,000 (the "Note"), with such terms to be mutually agreed upon by the parties and (ii) by wire transfer of immediately available funds to Seller in an amount equal to the difference between the Purchase Price and the principal amount of the Note. At Parent's election, the Note may be issued to an Affiliate of Parent, subject to regulatory approval and provided that such election does not delay the Closing.

                  (c) Section 3.3 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                           Section 3.3 Payment of Purchase Price. The cash portion of the Purchase Price shall be delivered to Seller in immediately available funds on the Closing Date to a United States bank account designated by Seller in writing at least three Business Days prior to the scheduled date of payment in immediately available U.S. funds.

                  (d) Sections 5.7 and 6.2(h) of the Purchase Agreement are hereby amended by deleting all references to the number "$45,000,000" and replacing such references with the number "$42,500,000".

                  Section 2. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CHOICE OF LAW PROVISIONS THEREOF.

                  Section 3. Headings. The headings of this Amendment are for purposes of convenience only and shall affect the meaning or interpretation of this Amendment.

                  Section 4. Counterparts. This Amendment may be executed (including by facsimile transmission) with counterpart signature pages or in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

                  Section 5. Effect of Amendment. Except as expressly amended by this Amendment, the Purchase Agreement shall remain in full force and effect as the same was in effect immediately prior to the effectiveness of this Amendment. All references in the Purchase Agreement to "this Agreement" shall be deemed to refer to the Purchase Agreement as amended by this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.



                               SUN INTERNATIONAL NORTH AMERICA, INC.,
                               as Parent,



                               By:    /s/ William C. Murtha
                                   ---------------------------------
                                   Name:  William C. Murtha
                                   Title: Senior Vice President and Corporate
                                           Counsel



                               GGRI, INC.,
                               as Seller



                               By:    /s/ William C. Murtha
                                   ---------------------------------
                                   Name:  William C. Murtha
                                   Title:  Vice President and Secretary



                               COLONY RIH ACQUISITIONS, INC.,
                               as Buyer



                               By:    /s/ Nicholas L. Ribis
                                   ---------------------------------
                                   Name:  Nicholas L. Ribis
                                   Title:  Vice President




                                [Signature Page]